SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 4, 2003

The Liberty Corporation

(Exact name of Registrant as Specified in Charter)

South Carolina	1-5846	57-0507055

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 South Main Street, Greenville, SC	29601

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 241-5400

n/a

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

[LIBERTY CORPORATION LETTERHEAD]

For further information: Howard Schrott, 864-241-5400

LIBERTY CORPORATION DECLARES QUARTERLY DIVIDEND

Greenville, SC (February 4, 2003) –The board of directors of The Liberty Corporation (NYSE:LC) today voted to increase the quarterly cash dividend to $.24 per share on common stock. The dividend is payable on April 2, 2003, to shareholders of record on March 14, 2003. It is the first increase in the quarterly dividend since 1998. Liberty currently has 19,438,000 common shares outstanding.

     The Board of Directors also extended to February 28, 2004, the company’s authorization to purchase from time to time up to 4,000,000 shares of stock in the open market or directly negotiated transactions.

     It was announced that the company’s annual meeting of shareholders will be held on May 6, 2003, at 10:30 a.m. Eastern Time at The Westin Poinsett located at 120 South Main Street in Greenville. Shareholders of record as of March 14, 2003, are entitled to vote on business introduced at the annual meeting.

     A major group broadcaster, Liberty owns fifteen network-affiliated television stations, including eight NBC affiliates (WAVE-TV, Louisville, KY; WIS-TV, Columbia, SC; WLBT-TV, Jackson, MS; WFIE-TV, Evansville, IN; WSFA-TV, Montgomery, AL; KCBD-TV, Lubbock, TX; WALB-TV, Albany, GA and KPLC-TV, Lake Charles, LA); five ABC affiliates (KLTV-TV, Tyler, TX; KTRE-TV, the satellite affiliate of KLTV in Lufkin, TX; WLOX-TV, Biloxi, MS; WWAY-TV, Wilmington, NC and KAIT-TV, Jonesboro, AR); and two CBS affiliates (WTOL-TV, Toledo, OH and KGBT-TV, Harlingen, TX). In addition, Liberty owns CableVantage Inc., a cable advertising sales subsidiary; Take Ten Productions, a video production facility; and Broadcast Merchandising Company, a professional broadcast equipment dealership.

     For further information about Liberty, visit the corporate website, http://www.libertycorp.com/

* * * * *

     The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information contained herein or in any other written or oral statements made by, or on behalf of the Company, is or may be viewed as forward-looking. The words “expect,” “believe,” “anticipate” or similar expressions identify forward-looking statements. Although the Company has used appropriate care in developing any such forward-looking information, forward-looking information involves risks and uncertainties that could significantly impact actual results. These risks and uncertainties include, but are not limited to, the following: changes in national and local markets for television advertising; changes in general economic conditions, including the performance of financial markets and interest rates; competitive, regulatory, or tax changes that affect the cost of or demand for the Company’s products; and adverse litigation results. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, or otherwise.

-END-

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE LIBERTY CORPORATION

By:	/s/ Martha Williams

Name: Martha Williams Title: Vice President, General Counsel and Secretary

February 4, 2003